UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SIGNING DAY SPORTS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONTROL ID:
SIGNING DAY SPORTS, INC.	REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Stockholders to be held on February 27, 2024

DATE:	February 27, 2024
TIME:	10:00 A.M. Pacific Standard Time
LOCATION:	8355 East Hartford Rd., Suite 100, Scottsdale, Arizona 85255

HOW TO REQUEST PAPER OR EMAIL COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/sgn and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail or email. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the proxy statement and form of proxy, are available at: https://www.iproxydirect.com/sgn. To review the proxy materials at this website, you will need to enter the Control ID and Request ID located in the shaded box above.

If you want to receive a paper or email copy of the proxy materials relating to this stockholder meeting or all of our future stockholder meetings, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery for this stockholder meeting, please make the request, as instructed above, before February 11, 2024.

you may enter your voting instructions at https://www.iproxydirect.com/sgn until 8:59 P.M. Pacific Standard Time on February 26, 2024.

The purposes of this meeting are as follows:
1.	To consider and vote upon a proposal to amend the Amended and Restated Certificate of Incorporation of Signing Day Sports, Inc. to authorize 15,000,000 shares of preferred stock, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board of Directors of the Company, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board.
2.	To consider and vote upon a proposal to amend the Signing Day Sports, Inc. 2022 Equity Incentive Plan to increase the number of authorized shares of common stock available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock.
3.	To consider and vote upon a proposal to approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the NYSE American LLC Company Guide.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for this special meeting of stockholders are available on the internet. Follow the instructions above to access and review the materials and vote or request paper or email copies.

The board of directors has fixed the close of business on December 29, 2023 as the record date for the determination of stockholders entitled to receive notice of the special meeting and to vote the shares of our common stock, $0.0001 par value per share, that they held on that date at the meeting or any adjournment of the meeting.

You may attend the meeting in person. Please check the proxy statement for the requirements for meeting attendance. Directions to attend the meeting may be obtained by sending an email with subject line “Request for Directions to Special Meeting” to: support@signingdaysports.com.

The Board of Directors recommends that you vote “for” all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

SIGNING DAY SPORTS, INC. STOCKHOLDER SERVICES 1 Glenwood Avenue, Suite 1001 Raleigh, NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH, NC PERMIT # 870

Time-Sensitive STOCKHOLDER information enclosed

IMPORTANT STOCKHOLDER INFORMATION

your vote is important